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                                                    File Pursuant to Rule 497(e)
                                                      Registration No. 033-28888





    SUPPLEMENT DATED JULY 25, 1997 TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 1, 1997 FOR
                    CANADA LIFE OF AMERICA SERIES FUND, INC.

Effective July 25, 1997, the statement of additional information dated May 1, 1997 for Canada Life of America Series Fund, Inc. is amended as set forth below.

The section of the statement of additional information captioned "International Equity Portfolio Sub-Adviser" is amended to include the following:

Effective July 15, 1997, the International Equity Portfolio Sub-Adviser changed its name from Canada Life Investment Management Limited to INDAGO Capital Management Inc. The name change was executed in connection with the sale of fifty percent of the International Equity Portfolio Sub-Adviser's outstanding common stock to certain of its executive employees (the "Executive Employees"). The International Equity Portfolio Sub-Adviser is jointly owned by the Executive Employees and The Canada Life Assurance Company.

The first paragraph in the section of the statement of additional information captioned "International Equity Portfolio Sub-Advisory Agreement" is replaced with the following:

The International Equity Portfolio Sub-Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Fund, the Adviser, or the International Equity Portfolio Sub-Adviser on May 21, 1997. On July 16, 1997, the Agreement was approved by an affirmative vote of a majority of outstanding shares of the International Equity Portfolio, with the Company voting Fund shares attributable to policies participating in its registered separate accounts in accordance with instructions received from policyowners, as required by law. Unless terminated earlier, as described below, the Agreement will continue in effect from year to year if approved annually by the Board of Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons, as defined by the Investment Company Act of 1940, as amended, of any such parties or by a majority of the outstanding shares of the International Equity Portfolio. The Agreement is not assignable and may be terminated at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the International Equity Portfolio, or by the Adviser or International Equity Portfolio Sub-Investment Adviser on 60 days notice to the other party. The Agreement may be terminated by the Fund for cause at any time.